SIGNIFICANT ACCOUNTING POLICIES	9 Months Ended
Sep. 30, 2011
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
2. SIGNIFICANT ACCOUNTING POLICIES

A summary of the Company's significant accounting policies is identified in Note 1 of the Company's financial statements for the year ended December 31, 2010 included in the Company's Annual Report on Form 20-F. There have been no changes to the Company's significant accounting policies other than noted below.

New Accounting Policies:
The Company's investments in marketable securities are classified as available-for-sale securities and are carried at fair value. Net unrealized gains and losses on available-for-sale securities are reported as a component of accumulated other comprehensive income (loss). Realized gains and losses on available-for-sale securities are computed based upon the historical cost of these securities applied using the weighted-average historical cost method.

The Company analyzes its available-for-sale securities for impairment during each reporting period to evaluate whether an event or change in circumstances has occurred in that period that may have a significant adverse effect on the fair value of the investment. The Company records an impairment charge through current-period earnings and adjusts the cost basis for such other-than-temporary declines in fair value when the fair value is not anticipated to recover above cost within a three-month period after the measurement date, unless there are mitigating factors that indicate an impairment charge through earnings may not be required. If an impairment charge is recorded, subsequent recoveries in fair value are not reflected in earnings until sale of the security.